EXHIBIT 10.1

AMENDMENT NO. 3 TO FINANCING AGREEMENT

AND REAFFIRMATION OF GUARANTY

This AMENDMENT NO. 3 TO FINANCING AGREEMENT AND REAFFIRMATION OF GUARANTY, dated as of January 28, 2016 (the "Amendment"), is executed among Midwest Energy Emissions Corp., a Delaware corporation, (the "Borrower"), MES, Inc., a North Dakota corporation ("MES" or "Guarantor"), and AC Midwest Energy LLC, a Delaware limited liability company (the "Lender").

R E C I T A L S:

A. Borrower, Guarantor and Lender entered into that certain Financing Agreement, dated as of August 14, 2014 (the "Original Financing Agreement"), pursuant to which Original Financing Agreement the Lender made certain financial accommodations to Borrower, as evidenced by that certain Senior Secured Convertible Note dated as of August 14, 2014 in the original principal amount of $10,000,000 (the "Original Note"), which financial accommodations were guaranteed by the Guarantor pursuant to the Original Financing Agreement.

B. In connection with the Original Financing Agreement, Borrower and Guarantor granted the Lender a security interest in and to certain of the Borrower's and Guarantor's assets pursuant to that certain Security Agreement by and among the Borrower, Guarantor and Lender dated as of August 14, 2014 (the "Security Agreement"), that certain Securities Pledge Agreement between the Borrower and the Lender dated as of August 14, 2014 (the "Securities Pledge Agreement") and that certain Collateral Assignment of License Agreement by and among the Borrower, Guarantor and Lender dated as of August 14, 2014 (the "Collateral Assignment of License Agreement" and collectively with the Security Agreement and the Securities Pledge Agreement referred to herein as the "Security Documents").

C. In connection with the Original Financing Agreement, the Borrower issued to the Lender a warrant which entitles the Lender to purchase 12,500,000 shares of the Borrower's common stock as evidenced by that certain Warrant executed by the Borrower in favor of the Lender dated of August 14, 2014 (as amended, the "Warrant").

D. In connection with the Original Financing Agreement, Richard Galterio ("Agent") as agent for the Investors (as defined in that certain Noteholder Agency Appointment Agreement by and between the Investors and Agent, the "Agency Agreement") (each a "Subordinated Creditor" and collectively the "Subordinated Creditors"), Borrower and Guarantor executed and delivered to the Lender that certain Intercreditor Agreement dated as of August 14, 2014 (the "Intercreditor Agreement").

E. On March 16, 2015 Borrower, Guarantor and Lender entered into that certain Waiver and Amendment to Financing Agreement and Reaffirmation of Guaranty (the "First Amendment") which waived certain provisions of the Original Financing Agreement, amended the Warrant and the Original Financing Agreement and resulted in the Borrower issuing a replacement promissory in replacement for the Note (the "Replacement Note").

1

F. On November 16, 2015, the Borrower, the Guarantor and the Lender entered into that certain Waiver and Amendment No. 2 to Financing Agreement and Reaffirmation of Guaranty (the "Second Amendment") which (i) modified various financial and other covenants and provisions as set forth in the Original Financing Agreement, as amended by the First Amendment (the "First Amended Financing Agreement"), (ii) waived a violation by the Borrower of the Minimum Units Contracted covenant set forth in Section 8.1(c) of the First Amended Financing Agreement, and (iii) allowed Lender to purchase from the Borrower an additional warrant to purchase up to 5,000,000 shares of Common Stock (the "Second Warrant") and additional senior secured convertible promissory notes of Borrower pursuant to the terms and conditions of the Second Amendment (the "New Notes").

G. The Borrower and Guarantor now desire that the Lender cause its bank, Silicon Valley Bank (the "Bank"), to issue a standby letter of credit in the amount of $2,000,000 (the "Letter of Credit") to the Bank of America, N.A. ("BofA"), which based on the security provided to BofA by the Letter of Credit, will in turn issue to a certain customer of the Borrower (the "Customer") its letter of credit (the "BofA Letter of Credit") to permit the Borrower to enter into the Contract for Mercury Capture Program (Contract #100088) (the "Customer Contract") between the Customer and the Borrower. The BofA Letter of Credit is to guarantee Borrower's performance under the Customer Contract.

H. In connection with the issuance of the Letter of Credit and the BofA Letter of Credit, the Borrower and Guarantor will (i) enter into this Amendment, (ii) issue to the Lender Borrower's warrant to purchase 2,000,000 shares of Common Stock in the form of Exhibit A hereto (the "Third Warrant") and (iii) issue to the Lender Borrower's Senior Secured Letter of Credit Note in the form of Exhibit B hereto (the "LC Note") to evidence any indebtedness owed by Borrower to Lender arising from any draws made under the Letter of Credit. (The Original Financing Agreement as amended by the First Amendment, the Second Amendment and this Amendment is referred to as the "Financing Agreement".)

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Guarantor and the Lender agree as follows:

A G R E E M E N T S:

1. RECITALS. The foregoing recitals are hereby made a part of this Amendment.

2. DEFINITIONS. Capitalized words and phrases used herein without definition shall have the respective meanings ascribed to such words and phrases in the Financing Agreement.

3. AMENDMENTS TO THE FINANCING AGREEMENT.

3.1 Amendment to the Second Amendment. The Second Amendment is hereby amended by deleting Section 4.2(b) from such Second Amendment.

3.2 Revisions With Respect to Provisions Governing Optional Payments. Section 2.3(b)(i) of the Financing Agreement is hereby amended in its entirety to read as follows:

2

(i) Subject to the Lender's conversion rights set forth in Section 2.10 hereof, which conversion rights Lender may exercise at any time prior to 5:00 p.m. New York City time on the Business Day immediately prior to the specified Permitted Redemption Date and the last sentence of this section, the Borrower may, on or after July 31, 2016, at its option, elect to pay to the Lender and all of the other Holders the Permitted Redemption Amount (as defined below), on the specified Permitted Redemption Date, by redeeming, in whole, all amounts outstanding under the Notes (the "Permitted Redemption"). On or prior to the date which is the fifteenth (15th) Business Day prior to the proposed Permitted Redemption Date, the Borrower shall deliver written notice (the "Permitted Redemption Notice") to the Lender and all of the other Holders stating: (i) that the Borrower elects to redeem the Notes pursuant to the Permitted Redemption and (ii) the proposed Permitted Redemption Date. The "Permitted Redemption Amount" shall be equal to the sum of one hundred five percent (105%) of the outstanding sum of: (A) the aggregate outstanding principal amount of the Notes (including without limitation of the term "Notes" the Replacement Note, the New Notes and the LC Note) as of the Permitted Redemption Date, plus (B) all accrued and unpaid interest with respect to such principal amount and all accrued and unpaid fees, in each case, with respect to the principal amount of the Notes as of the Permitted Redemption Date (to the extent not previously added to the principal amount as set forth in subparagraph (A) immediately above), plus (C) all other amounts due under the Transaction Documents with respect to the principal amount of the Notes as of the Permitted Redemption Date. Notwithstanding the foregoing, a Permitted Redemption shall not occur unless (i) the Letter of Credit has been cancelled or (ii) in connection with the payment of the Permitted Redemption Amount, the LC Security Payment is paid to the Lender in immediately available funds to hold until the Letter of Credit is cancelled. The LC Security Payment may be used by Lender to reimburse itself for draws against the Letter of Credit and associated fees.

3.3 Certain Revised Definitions. The following defined terms used in the Financing Agreement shall henceforth have the definitions set forth below in lieu of the definitions previously set forth in the Financing Agreement:

"Note" means collectively the promissory note issued under the Original Financing Agreement, the Replacement Note, the New Notes and the LC Note and any additional senior secured notes issued by Borrower to the Lender pursuant to the Financing Agreement, as such may be amended, modified, restated or supplemented from time to time. The term "Notes" as used in the Financing Agreement shall include the Note delivered pursuant to Section 2.1 of the Original Financing Agreement, the Replacement Note, the New Notes, the LC Note and any additional senior secured notes of Borrower issued by Borrower to the Lender pursuant to the Financing Agreement and each such senior secured note delivered in substitution or exchange for, subdivision of, or otherwise in respect of, the Note, the Replacement Note, the New Notes, and the LC Note pursuant to any provision of the Financing Agreement. Should Lender elect to cause one or more persons or entities to hold a portion of the Note, the Replacement Note, the New Notes, or the LC Note, then any such Note may be subdivided into multiple notes and the term "Note" shall include each separate Note as the respective Holders' interests may appear, and the term "Lender" in such instance shall refer to each Holder of a Note as his or its interest may appear.

3

"Maturity Date" means the earlier of (a) July 31, 2018, and (b) such earlier date as the unpaid principal balance of the Note, the Replacement Note, the New Notes and the LC Note becomes due and payable pursuant to the terms of this Agreement and the Note, the Replacement Note, the New Notes and the LC Note.

"Permitted Redemption Date" means the date on which (i) the Borrower has elected to redeem all, but not less than all, of the Notes (including without limitation of the term "Notes", the Replacement Note, the New Notes and the LC Note issued hereunder) in accordance with Section 2.3(b) and (ii) if the Letter of Credit is outstanding on such date, the Borrower has placed with Lender as security for draws on the Letter of Credit an amount equal to 110% of the amount then available to be drawn under the Letter of Credit.

"Security" or "Securities" means the Notes (including without limitation, the Note, the Replacement Note, the New Notes and the LC Note), the Conversion Shares, the Warrant, the Second Warrant, the Third Warrant and the Warrant Shares.

"Transaction Documents" means the Financing Agreement, the Note, the Replacement Note, the New Notes, the LC Note, this Amendment, the Warrant Documents, the Security Documents, the Fee Letter, the Intercreditor Agreement, the Investor/Registration Rights Agreement, the Irrevocable Transfer Agent Instructions and each of the other agreements, documents and certificates entered into by the parties hereto in connection with the transactions contemplated by this Agreement.

"Warrant" means collectively, the warrant issued by Borrower in connection with it entering into the Original Financing Agreement with the Lender, the Second Warrant and the Third Warrant.

"Warrant Documents" means, collectively, the Warrant (including without limitation, the Second Warrant and the Third Warrant), the certificates representing the Warrant Shares, and any other agreement, document or certificate relating to any of the foregoing.

"Warrant Shares" means those shares of Common Stock or other securities for which the Warrant (including without limitation, the Second Warrant and the Third Warrant) and any accrued and unpaid dividends thereon, may be exercised pursuant to the terms of the Warrant, the Second Warrant and the Third Warrant.

4. LETTER OF CREDIT. The following is hereby added to the Financing Agreement as a new Section 2.11:

4

Section 2.11 Letter of Credit.

(a)

Issuance of Letter of Credit. In connection with the issuance of the Letter of Credit to BofA and the issuance of the BofA Letter of Credit to the Customer for the benefit of Borrower, the Borrower will issue to the Lender the LC Note to evidence the obligation of the Borrower to pay to the Borrower all amounts drawn under the Letter of Credit and all other amounts that the Lender may owe to the Bank as a result of a draw under the Letter of Credit (collectively, the "Letter of Credit Principal Amount"). The Letter of Credit and the Bank of America Letter of Credit shall be in the forms previously agreed by the Lender, the Bank, the Borrower, BofA and the Customer. The Lender shall have the right to cause the Letter of Credit to expire at any time on or after the second anniversary of its issue date unless the Letter of Credit has been previously terminated.

(b)

Draws under the Letter of Credit. If any amount is drawn under the Letter of Credit, the Letter of Credit Principal Amount shall be deemed a loan by the Lender to the Borrower in the amount of the Letter of Credit Principal Amount, which Letter of Credit Principal Amount will be increased from time to time to reflect subsequent draws on the Letter of Credit or additional amounts owed by the Lender to the Bank as a result of draws on the Letter of Credit. The Lender shall give the Borrower notice of any draw on the Letter of Credit and the amount of the Letter of Credit Principal Amount and any increases in the Letter of Credit Principal Amount; provided, however, the failure to give any such notice or notices shall not diminish or impair the Letter of Credit Principal Amount or Borrower's obligation to pay the Lender the Letter of Credit Principal Amount and all interest owed thereon. The obligation of the Borrower to pay to the Lender the Letter of Credit Principal Amount will be evidenced by the LC Note and payable to the Lender pursuant to the terms of the LC Note. Notwithstanding any other term of the Financing Agreement, amounts owed under the LC Note may be repaid at any time on two (2) Business Day's prior written notice to the Lender.

(c)

Event of Default. So long as the Letter of Credit is outstanding or amounts are owed by the Borrower under the LC Note, the term "Event of Default" as used in the Financing Agreement shall include, in addition to the presently defined Events of Default, the following events

i.	a draw is made under the Letter of Credit and all amounts owed under the LC Note are not repaid by the Borrower within 30 days of such draw;

ii.

the term of the Letter of Credit extends beyond the second anniversary of the date of this Agreement; unless prior to such second anniversary date Borrower pays to the Lender the Letter of Credit Security Payment to hold as security for draws and other amounts owed by Lender as a result of draws on the Letter of Credit;

iii.

Customer suspends for more than 30 days or terminates the Borrower's right to make further deliveries under the Customer Contract or otherwise declares that the Borrower is in breach of the Customer Contract, which breach is not cured within any permitted cure period under the Customer Contract or terminates the Customer Contract for any reason; or

iv.	The Borrower fails to timely pay the Letter of Credit Fee within five (5) days after the same become due under this Agreement.

5

(d)

Security for Letter of Credit in the Case of an Occurrence of an Event of Default. If an Event of Default occurs, the Lender shall demand that the Borrower immediately pay to the Lender 110% of the full amount then available for drawing under the Letter of Credit (the "LC Security Payment"), and the Borrower agrees to immediately make such payment and acknowledges and agrees that the Lender would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Lender shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under the Letter of Credit. The LC Security Payment shall be used to further secure the Borrower's reimbursement obligation with respect to draws under the Letter of Credit and all amounts owed by the Lender to the Bank as a result of such draws and all of the Obligations. Upon the cancellation of the Letter of Credit and the payments of the Obligations in full in cash, the Lender shall return to the Borrower any of the LC Security Payment not used to satisfy the Letter of Credit Principal Amount and the other Obligations.

(e)

Letter of Credit Fee. In consideration for the issuance of the Letter of Credit and the BofA Letter of Credit for the benefit of the Borrower, the Borrower shall pay to the Lender a fee equal to 12% per annum of the amount available to be drawn by BofA under the Letter of Credit, calculated on the basis of a 360-day year and actual days elapsed, including the date of issuance of the Letter of Credit and the date that the Letter of Credit is terminated (the "Letter of Credit Fee."). The portion of the Letter of Credit Fee with respect to each month shall be paid in cash on or before the last day of each calendar month.

(f)

Obligations Absolute. The Borrower's obligation to pay to the Lender the Letter of Credit Principal Amount shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of the Financing Agreement and the Transaction Documents under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of the Letter of Credit or the BofA Letter of Credit, the Financing Agreement or any Transaction Documents, or any term or provision herein or therein, (ii) any draft or other document presented under the Letter of Credit or the BofA Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Bank or BofA under the Letter of Credit or the BofA Letter of Credit, respectively, against presentation of a draft or other document that does not strictly comply with the terms of the Letter of Credit or the BofA Letter of Credit, as applicable, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. The Lender shall not have any liability or responsibility by reason of or in connection with the issuance or transfer of the Letter of Credit or the BofA Letter of Credit or any payment or failure to make any payment thereunder by the Bank or BofA (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to the Letter of Credit or the BofA Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Bank or BofA. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of the Letter of Credit or BofA Letter of Credit, the Bank or BofA, as applicable, may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of the Letter of Credit or the BofA Letter of Credit, as applicable.

6

(g)

Cancellation of the LC Note. The LC Note shall only be cancelled by the Lender upon (i) the cancellation of the Letter of Credit and the payment of all amounts owed to the Lender under the LC Note or (ii) the payment of all amounts owed to the Lender under the LC Note and receipt by the Lender of the LC Security Payment.

(h)

Guaranty of the Payment to Lender of Amounts Drawn on the Letter of Credit. The Guarantor hereby guarantees (i) the payment of all amounts owed under the LC Note and (ii) the payment of the LC Security Payment in the case of an Event of Default or the LC Security Payment is otherwise required to be paid under the terms of this Agreement.

(i)

Obligations. The Obligations shall include without limitation the Letter of Credit Principal Amount. Notwithstanding that no amount may be then owing on the LC Note, the Obligations arising from the Letter of Credit will be deemed to be outstanding and unsatisfied so long as the Letter of Credit is outstanding and the Borrower has not provided to Lender the LC Security Payment.

5. PURCHASE AND SALE OF THIRD WARRANT

5.1 Commitment of Borrower to Sell and Lender to Purchase the Third Warrant. In consideration for the Lender's Bank's issuance of the Letter of Credit for the benefit of Borrower: (i) the Borrower shall issue to the Lender the LC Note, which note will evidence the Letter of Credit Principal Amount outstanding from time to time and such other amounts owed with respect to such Note as provided in the Financing Agreement, and (ii) in connection with the issuance of the Letter of Credit and the LC Note, the Borrower shall issue to Lender on the Closing Date, as defined below, the Third Warrant to purchase 2,000,000 of shares of Common Stock. The closing of Letter of Credit and the issuance of the LC Note and the Third Warrant (the "Closing") shall occur at the offices of Sugar Felsenthal Grais & Hammer LLP, 30 North LaSalle Street, Suite 3000, Chicago, Illinois 60602 at 10:00 a.m., Chicago time. The Closing for the issuance of the Letter of Credit, the Third Warrant and the LC Note shall occur on the date of this Amendment (the "Closing Date"), subject to notification of satisfaction (or waiver) of the conditions to such Closing set forth in Sections 5.2 and 5.3 below (or such later date as is mutually agreed to by the Borrower and the Lender).

7

5.2 Third Warrant. If the applicable terms and conditions are satisfied, on the date hereof (i) Lender shall cause the Letter of Credit to be issued to BofA and BofA to issue the BofA Letter of Credit to the Customer, and (ii) the Borrower shall deliver to Lender (A) the LC Note and (B) the Third Warrant or subdivided into multiple warrants in the denominations as such Lender shall have requested prior to the Closing Date), duly executed by the Borrower and registered in the name of Lender or its designee(s).

5.3 Conditions to Lender's Obligation to Cause the Issuance of the Letter of Credit.

The obligation of the Lender to cause the issuance of the Letter of Credit to the Customer and to purchase the Third Warrant on the date hereof is subject to the satisfaction of the following conditions:

(a) On or before the Closing Date, the Borrower and MES shall each have executed and delivered, or caused to be delivered, to the Lender:

(i) a certificate dated as of the Closing Date evidencing its incorporation and good standing in its jurisdiction of incorporation issued by the Secretary of State of such jurisdiction, as of a date reasonably proximate to the Closing Date;

(ii) a certificate dated as of the Closing Date evidencing its qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which such Person is qualified to conduct business and failure to so qualify would cause a Material Adverse Effect, as of a date reasonably proximate to the Closing Date;

(iii) a certificate dated as of the Closing Date, executed by the secretary of the Borrower and MES, as applicable, and dated the Closing Date, as to (A) the resolutions consistent with this Amendment, authorizing the issuance and sale of the Third Warrant and the LC Note and reserving for issuance the necessary numbers of shares of Common Stock, as adopted by such Person's board of directors in a form reasonably acceptable to the Lender, (B) the Borrower's and MES' articles or certificate of incorporation certified as of a recent date from the Secretary of State of the applicable jurisdiction, each as in effect at the Closing, (C) the Borrower's and MES' bylaws, each as in effect at the Closing, and (D) no action having been taken by the Borrower, MES or their respective stockholders or directors in contemplation of any amendments to items (A), (B), or (C) listed in this Section, as certified in the form attached hereto as Exhibit C; and

(iv) a Reaffirmation of Security Documents dated as of the Closing Date in the form attached hereto as Exhibit D.

(b) Since November 16, 2015, there shall have been no change which has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

8

(c) The representations and warranties of the Borrower and MES set forth in the Financing Agreement shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of such specific date), and the Borrower and MES shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Credit Parties at or prior to the Closing Date. The Lender shall have received certificates, executed by the chief executive officer of the Borrower and MES, dated the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Lender.

(d) No Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) shall have occurred and be continuing or would result from the issuance of the LC Note or the Third Warrant at the Closing.

(e) On the date hereof, Borrower shall have duly executed and delivered to Lender the Third Warrant and the LC Note, in the forms previously provided to Borrower by Lender.

(f) Such purchase would not subject the Lender, based on the advice of counsel to the Lender, to any liability or potential liability under applicable securities laws (including, without limitation, Section 16 of the Securities Exchange Act of 1934, as amended).

(g) Borrower and Guarantor shall have delivered such other documents, certificates and/or opinions of counsel as the Lender may request.

6. REAFFIRMATION OF GUARANTY. Guarantor hereby expressly (a) consents to the execution by the Borrower and the Lender of this Amendment; (b) acknowledges that the "Obligations" (as defined in the Financing Agreement as modified by the First Amendment, the Second Amendment and this Amendment) includes all of the obligations and liabilities owing from the Borrower to the Lender, including, but not limited to, the obligations and liabilities of the Borrower to the Lender under and pursuant to the Financing Agreement, as amended from time to time, and as evidenced by the Replacement Note, as modified, extended and/or replaced from time to time, the New Notes issued pursuant to the Second Amendment and the LC Note issued pursuant to this Amendment; (c) reaffirms, assumes and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms and conditions that are contained in the Financing Agreement; (d) agrees that all such obligations and liabilities under the Financing Agreement and the Transaction Documents, as redefined by this Amendment, shall continue in full force and that the execution and delivery of this Amendment to, and its acceptance by, the Lender shall not in any manner whatsoever (i) impair or affect the liability of Guarantor to the Lender under the Financing Agreement, (ii) prejudice, waive, or be construed to impair, affect, prejudice or waive the rights and abilities of the Lender at law, in equity or by statute, against Guarantor pursuant to the Financing Agreement, and/or (iii) release or discharge, nor be construed to release or discharge, any of the obligations and liabilities owing to the Lender by Guarantor under the Financing Agreement; and (e) represents and warrants that each of the representations and warranties made by Guarantor in any of the documents executed in connection with the Loan remain true and correct as of the date hereof.

9

7. REPRESENTATIONS AND WARRANTIES. To induce the Lender to enter into this Amendment, the Borrower and the Guarantor hereby certify, represent and warrant to the Lender that:

7.1 Organization. The Borrower, the Guarantor and each of their Subsidiaries are entities duly incorporated or organized and validly existing in good standing under the laws of the jurisdiction in which they are formed or incorporated, and have the requisite power and authorization to own their properties and carry on their business as now being conducted. The Borrower, the Guarantor and each of their Subsidiaries are duly qualified as foreign entities to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have, either individually or in the aggregate, a Material Adverse Effect.

7.2 Authorization. The Borrower and the Guarantor are duly authorized to execute and deliver this Amendment, the LC Note and the Third Warrant (collectively, the "Amendment Documents") and is and will continue to be duly authorized to borrow monies under the Financing Agreement, as amended hereby, and to perform its obligations under the Financing Agreement, as amended hereby, and the Amendment Documents.

7.3 No Conflicts/No Consent. The execution and delivery of this Amendment Documents and the performance by the Borrower and the Guarantor of their respective obligations under such documents, does not and will not conflict with any provision of law or of the articles of incorporation or bylawsof the Borrower or the Guarantor. In addition, the execution and delivery of the Amendment Documents and the performance by the Borrower and the Guarantor of their respective obligations under the Financing Agreement, as amended hereby, and the Amendment Documents does not and will not conflict with the provisions of or require consent of any third party under any agreement binding upon the Borrower and/or the Guarantor. Without limiting the foregoing, the Borrower represents and warrants that the execution and delivery of the Amendment Documents and the performance by the Borrower and the Guarantor of their respective obligations under the Financing Agreement, as amended hereby, and the Amendment Documents does not violate the terms of or require the consent of Subordinated Creditorsor the Agent under the Intercreditor Agreement.

7.4 Validity and Binding Effect. The Financing Agreement, as amended hereby, and each of the Amendment Documents is a legal, valid and binding obligation of the Borrower and the Guarantor, enforceable against the Borrower and the Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

7.5 Compliance with Financing Agreement. Subject to the updates to the Disclosure Schedules attached hereto as Schedules 7.7 and 7.8, the representations and warranties set forth in Article 7 of the Financing Agreement, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements shall mean the financial statements most recently delivered to the Lender and except for such changes as are specifically permitted under the Financing Agreement. In addition, the Borrower and the Guarantor have complied with and are in compliance with all of the covenants set forth in the Financing Agreement, as amended hereby, including, but not limited to, those set forth in Section 8.1(a), Section 8.1(b), Section 8.1(c) and Section 8.1(d) thereof.

10

7.6 No Event of Default. As of the date hereof, no Event of Default under the Financing Agreement, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred or is continuing.

7.7 No Subordinated Debt Default. As of the date hereof, no default under any of the documents evidencing or securing any of the Prior Convertible Notes, or event or condition which, with the giving of notice or the passage of time, or both, would constitute a default under any of the documents evidencing or securing any of the Prior Convertible Notes, has occurred or is continuing.

8. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Lender of an executed copy of this Amendment and the documents set forth in Section 5 to be delivered by Borrower and Guarantor for the Closing to occur on the date hereof.

9. GENERAL.

9.1 Governing Law; Severability. This Amendment shall be construed in accordance with and governed by the laws of the State of New York. Wherever possible each provision of the Financing Agreement and this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Financing Agreement and this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Financing Agreement and this Amendment.

9.2 Successors and Assigns. This Amendment shall be binding upon the Borrower, the Guarantor and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Guarantor and the Lender and the successors and assigns of the Lender.

9.3 Continuing Force and Effect of Loan Documents. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Financing Agreement and the other Loan Documents are incorporated by reference herein, and in all respects, shall continue in full force and effect. The Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Financing Agreement and the other Loan Documents. The Guarantor, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Financing Agreement.

9.4 References to Financing Agreement. Each reference in the Financing Agreement to "this Agreement", "hereunder", "hereof", or words of like import, and each reference to the Financing Agreement in any and all instruments or documents delivered in connection therewith, shall be deemed to refer to the Financing Agreement, as amended by the First Amendment and hereby.

11

9.5 Expenses. The Borrower shall pay all costs and expenses in connection with the preparation of this Amendment and other related loan documents, including, without limitation, reasonable attorneys' fees and time charges of attorneys who may be employees of the Lender or any affiliate or parent of the Lender. The Borrower shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

9.6 Counterparts/Electronic Signatures. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile or other electronic signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or electronic signature.

9.7 Release. The Borrower and Guarantor represent and warrant that they are not aware of any claims or causes of action against the Lender or any of its affiliates, or their respective successors or assigns, and that they have no defenses, offsets or counterclaims with respect to any Obligations owed by the Borrower and Guarantor to the Lender. Notwithstanding this representation and as further consideration for the agreements and understandings herein, each of the Borrower and Guarantor, on behalf of themselves and their employees, agents, executors, heirs, successors and assigns, do hereby release the Lender, its predecessors, officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns, from any liability, claim, right or cause of action which now exists or hereafter arises as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown, including but not limited to claims arising from or in any way related to the Obligation, the Transaction Documents, the First Amendment, the Second Amendment or the business relationship between any of the Borrower or the Guarantor and the Lender, and any claims asserted or which could have been asserted by any of the Borrower or the Guarantor in connection with the Obligations, the Transaction Documents, the First Amendment, the Second Amendment or this Amendment.

[SIGNATURE PAGE FOLLOWS]

12

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Financing Agreement and Reaffirmation of Guaranty as of the date first above written.

MIDWEST ENERGY EMISSIONS CORP., a Delaware corporation

By:	/s/ Richard H. Gross
Name:	Richard H. Gross
Title:	Chief Financial Officer

MES, INC., a North Dakota corporation

By:	/s/ Richard H. Gross
Name:	Richard H. Gross
Title:	Chief Financial Officer

AC MIDWEST ENERGY LLC, a Delaware limited liability company

By:	/s/ Samir Patel
Name:	Samir Patel
Title:	Manager

13

EXHIBIT A

Third Warrant

See attached

14

EXHIBIT B

Form of Senior Secured Letter of Credit Note

See attached

15

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THIS NOTE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE BORROWER REPRESENTATIVE, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS NOTE, PROVIDED SUCH PLEDGE IS MADE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

SENIOR SECURED LETTER OF CREDIT NOTE

January 28, 2016

FOR VALUE RECEIVED, Midwest Energy Emissions Corp., a Delaware corporation (the "Borrower") hereby promises to pay to the order of AC Midwest Energy LLC, a Delaware limited liability company or its registered assigns (the "Lender") the Letter of Credit Principal Amount, as such term is defined in and pursuant to the terms of that certain Financing Agreement dated as of August 14, 2014, as amended from time to time, by and among the Borrower, MES, Inc., a North Dakota corporation ("MES" or "Guarantor") and the Lender (together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time the "Financing Agreement"). Borrower hereby promises to pay accrued and unpaid interest and premium, if any, on the Letter of Credit Principal Amount on the dates, rates and in the manner provided for in the Financing Agreement. This Senior Secured Note is referred to herein and in the Financing Agreement and the Security Documents as the "Note" and all Senior Secured Notes issued in exchange, transfer, or replacement hereof in accordance with the terms of the Financing Agreement is referred to herein and in the Financing Agreement and the Security Documents collectively as the "Notes" except that this Note is not convertible as provided in and not governed by Section 2.10 of the Financing Agreement. Capitalized terms used and not herein are defined in the Financing Agreement.

This Note is subject to mandatory prepayment on the terms specified in the Financing Agreement. At any time an Event of Default exists, the Letter of Credit Principal Amount, together with all accrued and unpaid interest and any applicable premium due, if any, may be declared or otherwise become due and payable in the manner, at the price and with the effect, all as provided in the Financing Agreement.

This repayment of this Note is guaranteed by the Guarantor in accordance with the terms set forth in Article 9 of the Financing Agreement and is secured by a pledge of all of the assets of the Borrower and the Guarantor in accordance with the Security Documents.

16

All payments in respect of this Note are to be made in lawful money of the United States of America at the Lender's office in New York, New York or at such other place as the Holder of Notes shall inform the Borrower from time to time.

This Note may be assigned by the Lender, subject to the terms of Section 11.8 of the Financing Agreement. This Note is a registered Note and, as provided in the Financing Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Lender hereof or such Lender's attorney duly authorized in writing, a new Note with the same terms as this Note will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Borrower may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Borrower will not be affected by any notice to the contrary.

This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note and all disputes arising hereunder shall be governed by, the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The parties hereto (a) agree that any legal action or proceeding with respect to this Note shall be brought in any state or federal and state court located within New York, New York, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Note brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

THE LENDER AND THE BORROWER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS NOTE.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

17

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the date set out above.

BORROWER:

Midwest Energy Emissions Corp.

By:
Name:
Its:

18

EXHIBIT C

Form of Compliance Certificate

See attached

19

EXHIBIT D

Reaffirmation of the Security Documents

20

REAFFIRMATION OF SECURITY DOCUMENTS

THIS REAFFIRMATION OF SECURITY DOCUMENTS (this "Reaffirmation") is made as of the 28th day of January, 2016 by Midwest Energy Emissions Corp., a Delaware corporation, (the "Borrower") and MES, Inc., a North Dakota corporation ("Guarantor") in favor of AC Midwest Energy LLC, a Delaware limited liability company (the "Lender").

R E C I T A L S:

A. Borrower, Guarantor and Lender entered into that certain Financing Agreement dated as of August 14, 2014 (the "Financing Agreement"), pursuant to which Financing Agreement the Lender has made certain financial accommodations to Borrower, as evidenced by that certain Senior Secured Convertible Note dated as of August 14, 2014 in the original principal amount of $10,000,000 (the "Note"), which financial accommodations were guaranteed by the Guarantor pursuant to the Financing Agreement.

B. In connection with the Financing Agreement, Borrower and Guarantor granted the Lender a security interest in and to certain of the Borrower's and Guarantor's assets pursuant to that certain Security Agreement by and among the Borrower, Guarantor and Lender dated as of August 14, 2014 (the "Security Agreement"), that certain Securities Pledge Agreement between the Borrower and the Lender dated as of August 14, 2014 (as previously amended, the "Securities Pledge Agreement") and that certain Collateral Assignment of License Agreement by and among the Borrower, Guarantor and Lender dated as of August 14, 2014 (as previously amended, the "Collateral Assignment of License Agreement" and collectively with the Security Agreement and the Securities Pledge Agreement, as may be amended from time to time, referred to herein as the "Security Documents").

C. Lender, Borrower and Lender previously entered into that certain Waiver and Amendment to Financing Agreement and Reaffirmation of Guaranty (the "First Amendment") by and among the Borrower, the Guarantor and the Lender dated as of March 16, 2015.

D. Borrower, Guarantor and Lender entered into that certain Waiver and Amendment No. 2 to Financing Agreement and Reaffirmation of Guaranty by and among the Borrower, the Guarantor and the Lender dated as November 16, 2015 (the "Second Amendment").

E. Borrower and Guarantor have requested that the Lender (i) cause Lender's bank to issue on the date hereof a letter of credit (the "Letter of Credit") for the benefit of the Bank of America, N.A. ("BofA"), which in turn, based on the security of the Letter of Credit, issue its letter of credit (the "BofA Letter of Credit") to a certain customer of Borrower ("Customer") so that Borrower can enter into a contract with the Customer and (ii) that certain Amendment No. 3 to Financing Agreement and Reaffirmation of Guaranty by and among the Borrower, the Guarantor and the Lender dated as the date hereof (the "Financing Agreement Amendment").

E. The Lender has required, as a condition precedent to its agreement to execute the Financing Agreement Amendment and to it causing its bank to issue the Letter of Credit and thereby allowing BofA to issue the BofA Letter of Credit to the Customer as beneficiary, that the Borrower and the Guarantor reaffirm their obligations under the Security Documents as set forth herein.

21

NOW THEREFORE, in consideration for the Lender's agreement to execute the Financing Agreement Amendment and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrower and the Guarantor agree as follows:

1. Notwithstanding the execution and delivery of the First Amendment, the Second Amendment and the Financing Agreement Amendment and the prior amendment of certain of the Security Agreements, the Borrower and the Guarantor hereby reaffirm all of the agreements, representations, covenants and obligations of the Borrower and the Guarantor under the Security Documents and acknowledge and agree that the Security Documents shall remain and continue to be the valid and binding obligation of the Borrower and the Guarantor. Without limiting the foregoing, the Borrower and the Guarantor hereby agrees that all of the pledges, assignments, transfers, conveyances, mortgages and grants of security interest of any property given to Lender by any Credit Party pursuant to the Security Documents constituted and shall and hereinafter do continue to constitute pledges, assignments, transfers, conveyances, mortgages and grants of security interests of property to secure the Obligations. Borrower and Guarantor acknowledge and agree that the Obligations secured by the Security Documents shall be the Obligations, as such term is defined in the Financing Agreement as amended, modified, supplemented or restated from time to time, and no change in the definition of the Obligations shall in anyway release, limit or modify their obligations under the Security Documents.

2. The Borrower and the Guarantor acknowledge and agree that the Security Documents have not been discharged to any extent and that no rights or remedies of the Lender thereunder have been waived. The Borrower and the Guarantor further agree to and hereby waive any and all defenses that would arise as a result of the Lender's agreement to amend certain provisions of the Financing Agreement and waive its rights with respect to any Events of Default pursuant to the Financing Agreement Amendment.

3. All recitals are hereby incorporated into and made a part of this Reaffirmation. Except as set forth herein, capitalized terms contained in this Reaffirmation shall have the respective meanings herein as such terms have in the Financing Agreement (as amended by the First Amendment, the Second Amendment and the Financing Agreement Amendment).

4. This Reaffirmation may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Reaffirmation by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this agreement. Any party delivering an executed counterpart of this agreement by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Reaffirmation, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this agreement.

[SIGNATURE PAGE FOLLOWS]

22

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation of Security Documents effective as of the day and year first above written.

MIDWEST ENERGY EMISSIONS CORP., a Delaware corporation

By:
Name:
Title:

MES, INC., a North Dakota corporation

By:
Name:
Title:

Acknowledged and Agreed:

AC MIDWEST ENERGY LLC, a Delaware limited liability company

By:
Name:
Title:

23